SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2002 (October 31, 2002)

(Date of Report) (Date of earliest event reported)

BEVERLY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9550

(Commission File Number)

62-1691861

(IRS Employer Identification No.)

One Thousand Beverly Way
Fort Smith, AR 72919

(Address of principal executive offices)

(501) 201-2000

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit 99.1—Press Release issued.	Filed with this Document

ITEM 9.    REGULATION FD DISCLOSURE

Incorporated by reference is a press release issued by the Registrant on October 31, 2002, attached as Exhibit 99.1, regarding earnings for the third quarter. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEVERLY ENTERPRISES, INC.

Date: October 31, 2002	By:	/S/ PAMELA H. DANIELS
Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release issued October 31, 2002 regarding earnings for the third quarter